UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HSBC Investor Funds

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HSBC Investor Funds
World Selection Funds

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

3435 Stelzer Road
Columbus, Ohio 43219-3035

August 18, 2011

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of HSBC Investor Funds (the “Trust”), I am pleased to invite you to a joint special meeting of shareholders of the Trust scheduled to be held on September 30, 2011, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, at 10:00 a.m., Eastern Time (the “Special Meeting”).

The purpose of the Special Meeting is to ask shareholders of each of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Conservative Strategy Fund, (each a “Fund” and, collectively, the “Funds”) to approve a new investment advisory contract between HSBC Global Asset Management (USA) Inc. (the “Adviser”) and the Trust on behalf of each respective Fund for the purpose of increasing the management fee in recognition of additional services provided to the Funds by the Adviser. Shareholders will also be asked to transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders of each Fund will vote separately on the proposal with respect to their holdings in their Fund. Shareholder approval of the proposal with respect to one Fund is not contingent upon, and will not affect, shareholder approval of the proposal with respect to the other Funds.

Detailed information about the proposal is contained in the enclosed Proxy Statement. I strongly encourage you to participate in this proxy solicitation by reviewing these materials and voting as soon as possible.

Your vote is important regardless of the number of shares that you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received prior to the time of the Special Meeting on September 30, 2011.

VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED.

You can vote in one of the following three ways:

•	By telephone using the toll-free number listed in the proxy voting instructions on the enclosed Proxy Card,
•	By mail with the enclosed Proxy Card – be sure to sign, date and return it in the enclosed postage-paid envelope, or
•	In person at the Special Meeting on September 30, 2011.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described above.

If you have questions, please call 1-866-296-8019 between 9:00 a.m. and 5:00 p.m. Monday through Friday (Eastern Time). I thank you for your time and your prompt attention to this matter.

Sincerely,

Richard A. Fabietti
President
HSBC Investor Funds

HSBC Investor Funds
World Selection Funds

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

3435 Stelzer Road
Columbus, Ohio 43219-3035

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 30, 2011

To the Shareholders:

The HSBC Investor Funds (the “Trust”), on behalf of each of the Aggressive Strategy, Conservative Strategy, Balanced Strategy and Moderate Strategy Funds (each a “Fund” and, collectively, the “Funds”), will hold a Joint Special Meeting of Shareholders (the “Special Meeting”) on September 30, 2011, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time, for the following purposes:

1.

To approve a new investment advisory contract between HSBC Global Asset Management (USA) Inc. (the “Adviser”) and the Trust on behalf of each Fund for the purpose of increasing the management fee in recognition of additional services provided to the Funds by the Adviser; and

2.	To transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on August 2, 2011. Shareholders of each Fund will vote separately on the proposal with respect to their holdings in their Fund. Shareholder approval of the proposal with respect to one Fund is not contingent upon, and will not affect, shareholder approval of the proposal with respect to the other Funds.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting in person at the Special Meeting, you may also vote by telephone or by mail as provided on the enclosed Proxy Card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees

Jennifer A. English
Secretary
HSBC Investor Funds

August 18, 2011

HSBC Investor Funds
World Selection Funds

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

3435 Stelzer Road
Columbus, Ohio 43219-3035

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 30, 2011

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (the “Board”) OF HSBC INVESTOR FUNDS (the “Trust”), on behalf of each of the Aggressive Strategy, Balanced Strategy, Moderate Strategy and Conservative Strategy Funds (each a “Fund” and, collectively, the “Funds”), to be voted at a Joint Special Meeting of Shareholders to be held on September 30, 2011, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, at 10:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement (the “Special Meeting”).

1.

To approve a new investment advisory contract between HSBC Global Asset Management (USA) Inc. (the “Adviser”) and the Trust on behalf of each Fund for the purpose of increasing the management fee in recognition of additional services provided to the Funds by the Adviser; and

2.	To transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on August 2, 2011 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about August 18, 2011. Shareholders of each Fund will vote separately on the proposal with respect to their holdings in their Fund. Shareholder approval of the proposal with respect to one Fund is not contingent upon, and will not affect, shareholder approval of the proposal with respect to the other Funds.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. To gain admittance to the Special Meeting, if you are a stockholder of record, you must bring a form of personal identification to the Special Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof in accordance with the instructions of the shareholders. If a Proxy Card has been executed, but no instructions are given, such proxy will be voted “in favor” of the proposal. To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Fund a subsequently dated Proxy Card, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation at the Special Meeting or any adjournment(s) or postponement(s) thereof, and in all cases prior to the exercise of the authority granted in the Proxy Card.

If a shareholder wishes to participate in the Special Meeting or any adjournment(s) or postponement(s) thereof, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting or any adjournment(s) or postponement(s) in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING TO BE HELD ON SEPTEMBER 30, 2011

This Proxy Statement is available online at www.altmangroup.com/docs/hsbc2011 (please have the control number found on your Proxy Card ready when you visit this website). In addition, the most recent annual report of the Trust, including financial statements, for the fiscal year ended October 31, 2010 and the semi-annual report for the period ended April 30, 2011, have been mailed previously to shareholders. If you would like to receive additional copies of a shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Trust by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-782-8183, or go to the Trust’s website at www.hsbcinvestorfunds.com. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

PROPOSAL 1

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

APPROVAL OF NEW
INVESTMENT ADVISORY CONTRACT

The shareholders of each Fund will be asked at the Special Meeting to approve a new investment advisory contract between the Trust and the Adviser on behalf of the Fund that reflects an increase in the overall management fees payable by the Fund.

Introduction

The Adviser acts as the investment adviser to the Funds pursuant to an amended and restated master investment advisory contract dated December 31, 1999, as amended and restated March 1, 2001 and as renewed December 13, 2004 and with supplements thereto with respect to each Fund dated December 13, 2004, (each a “Current Advisory Contract” and, collectively, the “Current Advisory Contracts”). Each Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by the Adviser (the “Affiliated Underlying Funds”) or other investment advisers, or exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may also purchase and hold exchange-traded notes (“ETNs”). The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or exchange-traded funds (“ETFs”). Each Fund invests according to the investment objectives and strategies described in its Prospectus.

The Funds provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Until January 2010, when the Funds were rebranded the World Selection Funds, the Funds invested primarily in Affiliated Underlying Funds for which the Adviser earned a separate advisory fee. In recognition of these separate advisory fees, the Adviser put in place a nominal management fee of 0.05% for each Fund.

When the Funds were rebranded in January 2010, changes to each Fund’s strategy and the manner in which its investment objective is achieved were made. These changes include: (i) the addition of new asset classes to the asset allocations of each Fund; (ii) the inclusion of Unaffiliated Underlying Funds to fulfill asset classes where the Adviser does not offer a registered fund; (iii) the implementation of a more stringent asset mix analysis and more frequent re-balancing; and (iv) the introduction of tactical asset classes (i.e., temporary investments in asset classes that are not in a Fund’s basic asset allocation where the Adviser sees an attractive investment opportunity). These changes require an increased amount of investment research and administrative support from the Adviser. However, when the changes were implemented, the Adviser did not seek to change its investment management fee.

The Adviser is now performing more services for the Funds than were initially considered when the current fee structure was implemented at the Funds’ launch. These additional services can be summarized as follows:

(i)	unaffiliated fund research analysis and recommendations are made and actively reviewed by the Adviser’s Multimanager team;
(ii)	ongoing monitoring of the Underlying Unaffiliated Funds and recommendations of replacement funds, if deemed appropriate;
(iii)	asset allocation models are actively managed, with each asset class having a minimum and maximum allocation that is monitored on a daily basis and brought back to a target allocation if necessary; and
(iv)	investments in new asset classes are made on a tactical basis, which requires a complete rebalancing of each Fund’s portfolio when an investment is made or liquidated.

The Adviser is seeking an increase in the overall management fee payable by each Fund as compensation for these additional services. Additionally, the Adviser currently invests Fund assets in Unaffiliated Underlying Funds from which the Adviser derives no revenue, which was not contemplated when the Funds were first organized.

Accordingly, the Adviser requested, and the Board has approved, subject to shareholder approval, a new investment advisory contract supplement on behalf of each Fund that will provide for an increase in the overall management fee payable by each Fund to appropriately compensate the Adviser for its services to the Fund (each a “New Advisory Contract” and, collectively, the “New Advisory Contracts”).

More specifically, the Adviser proposed to increase each Fund’s management fee to 0.25%, representing an overall increase of management fee for each Fund of 0.20%.

The Adviser has entered into a contractual expense limitation agreements (the “Expense Limitation Agreements”) with respect to each Fund under which it will limit each Fund’s respective total expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in the HSBC Investor Prime Money Market Fund and unaffiliated investment companies) to an annual rate of 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the respective Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement shall be in effect until March 1, 2012 and shall terminate upon the termination of the respective Current Advisory Contract, and if approved, the termination of the respective New Advisory Contract, or it may be terminated upon written notice to the Adviser by the Trust.

On June 13-14, 2011, the Board voted unanimously to enter into the New Advisory Contracts (reflecting an overall management fee of 0.25%) with the Adviser. The justifications for the Board’s action are described below under “Evaluation by the Board of Trustees.”

In order to illustrate the effect that the increase in overall management fees will have on the fees and expenses of each Fund, the following tables entitled, “Fees and Expenses” and “Expense Example” (similar to the tables that you see in the Funds’ Prospectuses that you receive each year) are provided below. These fees are estimated for the current fiscal year ending October 31, 2011.

Aggressive Strategy Fund

Fees and Expenses of the Aggressive Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggressive Strategy Fund, both on a current and pro forma basis. The pro forma Annual Fund Operating Expenses shows the anticipated effects of implementing the New Advisory Contract with respect to the Aggressive Strategy Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Investor Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 54 of the Aggressive Strategy Fund’s Prospectus and in the Aggressive Strategy Fund’s Statement of Additional Information in “Rights of Accumulation” on page 88.

	Current Fees			Pro forma Fees
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases (as a % of amount redeemed)	5.00%	None	None	5.00%	None	None

Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	4.00%	1.00%	None	4.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class A	Class B	Class C
Management Fee	0.05%	0.05%	0.05%	0.25%	0.25%	0.25%

Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%

Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Operating Expenses	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%
Total Other Expenses	1.49%	1.49%	1.49%	1.49%	1.49%	1.49%

Acquired Fund Fees and Expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Total Annual Fund Operating Expenses	2.34%	3.09%	3.09%	2.54%	3.29%	3.29%

Fee Waiver and/or Expense Reimbursement*	0.50%	0.50%	0.50%	0.70%	0.70%	0.70%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.84%	2.59%	2.59%	1.84%	2.59%	2.59%

* The Adviser has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Aggressive Strategy Fund under which it will limit total expenses of the Aggressive Strategy Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Aggressive Strategy Fund’s investments in the HSBC Investor Prime Money Market Fund and unaffiliated investment companies) to an annual rate of 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Aggressive Strategy Fund to the Adviser within three years to the extent that the repayment will not cause the Aggressive Strategy Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2012. The Expense Limitation Agreement shall terminate upon the termination of the Current Advisory Contract, and if approved, the termination of the New Advisory Contract with respect to the Aggressive Strategy Fund or it may be terminated upon written notice to the Adviser by the Trust.

Expense Example

This Example is intended to help you compare the cost of investing in the Aggressive Strategy Fund with the cost of investing in other mutual funds, assuming both current expenses and the anticipated effects of implementing the New Advisory Contract with respect to the Aggressive Strategy Fund. The Example assumes that you invest $10,000 in the Aggressive Strategy Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Aggressive Strategy Fund’s operating expenses remain the same. The Example takes the Aggressive Strategy Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Current Expenses				Pro Forma Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$678	$1,148	$1,645	$3,066	$678	$1,188	$1,723	$3,182

Class B Shares	$662	$1,107	$1,577	$3,033	$662	$1,148	$1,657	$3,210

Class C Shares	$362	$907	$1,577	$3,367	$362	$948	$1,657	$3,538

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	Current Expenses				Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class B Shares	$262	$907	$1,577	$3,033	$262	$948	$1,657	$3,210
Class C Shares	$262	$907	$1,577	$3,367	$262	$948	$1,657	$3,538

Balanced Strategy Fund

Fees and Expenses of the Balanced Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Strategy Fund, both on a current and pro forma basis. The pro forma Annual Fund Operating Expenses shows the anticipated effects of implementing the New Advisory Contract with respect to the Balanced Strategy Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Investor Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 54 of the Balanced Strategy Fund’s Prospectus and in the Balanced Strategy Fund’s Statement of Additional Information in “Rights of Accumulation” on page 88.

	Current Fees			Pro forma Fees
Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases (as a % of amount redeemed)	5.00%	None	None	5.00%	None	None

Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	4.00%	1.00%	None	4.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class A	Class B	Class C
Management Fee	0.05%	0.05%	0.05%	0.25%	0.25%	0.25%

Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%

Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Operating Expenses	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Total Other Expenses	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%

Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%

Total Annual Fund Operating Expenses*	1.72%	2.47%	2.47%	1.92%	2.67%	2.67%

* As of May 31, 2011, Total Annual Fund Operating Expenses for Class A, Class B and Class C Shares of the Balanced Strategy Fund were 1.51%, 2.26% and 2.26%, respectively, due to an increase in the Balanced Strategy Fund’s total net assets since October 31, 2010.

Expense Example

This Example is intended to help you compare the cost of investing in the Balanced Strategy Fund with the cost of investing in other mutual funds, assuming both current expenses and the anticipated effects of implementing the New Advisory Contract with respect to the Balanced Strategy Fund. The Example assumes that you invest $10,000 in the Balanced Strategy Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Strategy Fund’s operating expenses remain the same. The Example takes the Balanced Strategy Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Current Expenses				Pro Forma Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$1,015	$1,387	$2,429	$685	$1,073	$1,485	$2,631

Class B Shares	$650	$970	$1,316	$2,452	$670	$1,029	$1,415	$2,656

Class C Shares	$350	$770	$1,316	$2,806	$370	$829	$1,415	$3,003

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	Current Expenses				Pro Forma Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class B Shares	$250	$770	$1,316	$2,452	$270	$829	$1,415	$2,656

Class C Shares	$250	$770	$1,316	$2,806	$270	$829	$1,415	$3,003

Moderate Strategy Fund

Fees and Expenses of the Moderate Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Moderate Strategy Fund, both on a current and pro forma basis. The pro forma Annual Fund Operating Expenses shows the anticipated effects of implementing the New Advisory Contract with respect to the Moderate Strategy Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Investor Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 54 of the Moderate Strategy Fund’s Prospectus and in the Moderate Strategy Fund’s Statement of Additional Information in “Rights of Accumulation” on page 88.

	Current Fees			Pro forma Fees
Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases
(as a % of amount redeemed)	5.00%	None	None	5.00%	None	None

Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	4.00%	1.00%	None	4.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class A	Class B	Class C
Management Fee	0.05%	0.05%	0.05%	0.25%	0.25%	0.25%

Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%

Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Operating Expenses	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Total Other Expenses	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%

Acquired Fund Fees and Expenses	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%

Total Annual Fund Operating Expenses*	1.66%	2.41%	2.41%	1.86%	2.61%	2.61%

* As of May 31, 2011, Total Annual Fund Operating Expenses for Class A, Class B and Class C Shares of the Moderate Strategy Fund were 1.51%, 2.26% and 2.26%, respectively, due to an increase in the Moderate Strategy Fund’s total net assets since October 31, 2010.

Expense Example

This Example is intended to help you compare the cost of investing in the Moderate Strategy Fund with the cost of investing in other mutual funds, assuming both current expenses and the anticipated effects of implementing the New Advisory Contract with respect to the Moderate Strategy Fund. The Example assumes that you invest $10,000 in the Moderate Strategy Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Moderate Strategy Fund’s operating expenses remain the same. The Example takes the Moderate Strategy Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Current Expenses				Pro Forma Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$660	$997	$1,357	$2,367	$679	$1,056	$1,456	$2,571

Class B Shares	$644	$951	$1,285	$2,390	$664	$1,011	$1,385	$2,595

Class C Shares	$344	$751	$1,285	$2,746	$364	$811	$1,385	$2,944

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	Current Expenses				Pro Forma Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class B Shares	$244	$751	$1,285	$2,390	$264	$811	$1,385	$2,595
Class C Shares	$244	$751	$1,285	$2,746	$264	$811	$1,385	$2,944

Conservative Strategy Fund

Fees and Expenses of the Conservative Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conservative Strategy Fund, both on a current and pro forma basis. The pro forma Annual Fund Operating Expenses shows the anticipated effects of implementing the New Advisory Contract with respect to the Conservative Strategy Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Investor Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 54 of the Conservative Strategy Fund’s Prospectus and in the Conservative Strategy Fund’s Statement of Additional Information in “Rights of Accumulation” on page 88.

	Current Fees			Pro forma Fees
Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases
(as a % of amount redeemed)	5.00%	None	None	5.00%	None	None

Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	4.00%	1.00%	None	4.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class A	Class B	Class C
Management Fee	0.05%	0.05%	0.05%	0.25%	0.25%	0.25%

Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%

Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Operating Expenses	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Total Other Expenses	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%

Acquired Fund Fees and Expenses	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%

Total Annual Fund Operating Expenses*	1.93%	2.68%	2.68%	2.13%	2.88%	2.88%

Fee Waiver and/or Expense Reimbursement**	N/A	N/A	N/A	0.13%	0.13%	0.13%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.93%	2.68%	2.68%	2.00%	2.75%	2.75%

* As of May 31, 2011, Total Annual Fund Operating Expenses for Class A, Class B and Class C Shares of the Conservative Strategy Fund were 1.63%, 2.38% and 2.38%, respectively, due to an increase in the Conservative Strategy Fund’s total net assets since October 31, 2010.
** The Adviser has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Conservative Strategy Fund under which it will limit total expenses of the Conservative Strategy Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Conservative Strategy Fund’s investments in the HSBC Investor Prime Money Market Fund and unaffiliated investment companies) to an annual rate of 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Conservative Strategy Fund to the Adviser within three years to the extent that the repayment will not cause the Conservative Strategy Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2012. The Expense Limitation Agreement shall terminate upon the termination of the Current Advisory Contract, and if approved, the New Advisory Contract with respect to the Conservative Strategy Fund or it may be terminated upon written notice to the Adviser by the Trust. In the table above, the Expense Limitation Agreement is only triggered in the pro forma example due to the effect of implementing the New Advisory Contract.

Expense Example

This Example is intended to help you compare the cost of investing in the Conservative Strategy Fund with the cost of investing in other mutual funds, assuming both current expenses and the anticipated effects of implementing the New Advisory Contract with respect to the Conservative Strategy Fund. The Example assumes that you invest $10,000 in the Conservative Strategy Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Conservative Strategy Fund’s operating expenses remain the same. The Example takes the Conservative Strategy Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Current Expenses				Pro Forma Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$686	$1,076	$1,490	$2,641	$693	$1,122	$1,576	$2,829

Class B Shares	$671	$1,032	$1,420	$2,666	$678	$1,080	$1,507	$2,855

Class C Shares	$371	$832	$1,420	$3,012	$378	$880	$1,507	$3,195

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	Current Expenses				Pro Forma Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class B Shares	$271	$832	$1,420	$2,666	$278	$880	$1,507	$2,855
Class C Shares	$271	$832	$1,420	$3,012	$278	$880	$1,507	$3,195

Form of copies of the New Advisory Contracts are included as Appendix A to this Proxy Statement. The material terms of the Current and New Advisory Contracts are described below.

Description of the Current and New Advisory Contracts

The Current and New Advisory Contracts are identical except for the dates of execution and effectiveness and the fees payable. Form of copies of the New Advisory Contracts are included as Appendix A to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Appendix A.

Duties Under The Current and New Advisory Contracts. The investment advisory services to be provided by the Adviser to each Fund under the New Advisory Contracts are identical to those provided under the Current Advisory Contracts. Under the New Advisory Contracts, the Adviser will provide investment guidance and policy direction in connection with management of each Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character. The Adviser is authorized to employ one or more subadvisers to provide all or any portion of the services contemplated by the New Advisory Contracts.

Duration and Termination. Like the Current Advisory Contracts, the New Advisory Contracts would run for an initial term of two years and thereafter so long as they are approved: (i) by the vote of the holders of a majority of the outstanding shares of the respective Fund, or (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the New Advisory Contracts or who are not “interested persons,” as that term is defined in Section 2(a)(19) of the Investment Company 1940 Act, as amended (the “1940 Act”), of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Like the Current Advisory Contracts, the New Advisory Contracts will terminate automatically in the event of their assignment. Additionally, like the Current Advisory Contracts, each Fund’s respective New Advisory Contract is terminable: (a) at any time without penalty upon sixty (60) days’ written notice to the Adviser by the respective Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the respective Fund’s outstanding voting securities, or (b) by the Adviser upon sixty (60) days’ written notice to the Trust.

Compensation. The New Advisory Contracts entitle the Adviser to be compensated in the same manner as under the Current Advisory Contracts. Under both the Current and New Advisory Contracts, a Fund shall pay the Adviser a management fee on the first business day of each month. Under the New Advisory Contracts, however, the Adviser is paid by the Trust a management fee based upon the average daily value of a Fund’s net assets at an annual rate of 0.25%, as opposed to 0.05%.

Indemnification. Like the Current Advisory Contracts, the New Advisory Contracts provide that the Adviser shall not be liable for any mistake in judgment or in any other event whatsoever, except a loss resulting from the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Advisory Contracts.

The advisory fees paid by each Fund to the Adviser under the Current Advisory Contracts for the fiscal year ended October 31, 2010 were:

Fund	Advisory Fees Paid

Aggressive Strategy Fund	$5,709
Conservative Strategy Fund	$6,207
Balanced Strategy Fund	$16,545
Moderate Strategy Fund	$17,625

The Adviser has acted as the investment adviser to each Fund since its respective inception. The Current Advisory Contracts were last approved by the Board on December 6-7, 2010. The Current Advisory Contracts were submitted to each Fund’s initial shareholder for approval on January 31, 2005.

Evaluation by the Board of Trustees

As noted above, the Board and Independent Trustees approved the New Advisory Contracts in regards to the Adviser’s proposed investment advisory services for each Fund at its June 13-14, 2011 Board meeting.

In connection with the approval of the New Advisory Contracts, the Independent Trustees considered the same points that they did in considering the annual review of the Current Advisory Contracts in December 2010. The Independent Trustees also requested and received from the Adviser, and reviewed, a wide variety of information pertaining to the Funds, including, among other things, a comparison of the World Selection Funds as compared to their predecessors funds, the HSBC LifeLine Funds, and comparative fee and performance data.. The Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to their deliberations. In approving the New Advisory Contracts, the Independent Trustees took into account a number of factors as discussed below.

Based on their review of the information requested and provided for the Funds, the Independent Trustees determined to approve the New Advisory Contracts based on their conclusions that the New Advisory Contracts are consistent with the best interests of the Funds and their respective shareholders, and will enable the Funds to receive a high quality of services at a cost that is appropriate and reasonable. The Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by the Adviser. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided, and proposed to be provided, by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides, and proposes to provide, to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception date of each of the Funds.

The Independent Trustees considered that the Adviser has provided since the Funds were rebranded in 2010, and will continue to provide, additional advisory services to the Funds. In particular, the Independent Trustees considered, among other things: (i) the third party fund recommendations being made and actively reviewed by the Multimanger; (ii) the more active monitoring of asset allocation models; and (iii) the tactical investments in new asset classes being made and the associated complete rebalancing of a Fund’s portfolio when the investment is made and when it is liquidated.

Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided, and proposed to be provided, by the Adviser, and that the services provided, and proposed to be provided, supported the approval of the New Advisory Contracts.

Investment Performance of the Funds and Adviser. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to comparable funds. The Independent Trustees determined that the Funds’ investment performance supported approval of the New Advisory Contracts.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the costs of the services provided, and proposed to be provided, by the Adviser and the expense ratios of the Funds more generally. The Independent Trustees also considered the overall proposed management fees under the New Advisory Contracts and compared those fees to the fees of similar funds. The Independent Trustees considered that the Adviser was not proposing any changes to the Expense Limitation Agreement with respect to the Funds, and therefore, shareholders would not experience any increase in the Funds’ total operating expenses at this time.

The Independent Trustees determined that, under the New Advisory Contract, the Funds had management fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

The Independent Trustees concluded that the proposed management fees payable to the Adviser are fair and reasonable in light of the factors set forth above.

Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser had achieved, and proposes to achieve, economies of scale, whether the Funds’ proposed expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also considered certain information provided by the Adviser with respect to the benefits it may derive from its relationship with the Funds.

The Board also considered the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser. The Board considered the global presence, experience and staffing capabilities of the Adviser’s Multimanager unit. The Board also noted the range of advisory and administrative services provided, and proposed to be provided, by the Adviser to the Funds.

In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the June 13-14, 2011 Board meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved each New Advisory Contract.

Information About the Adviser

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, NA, which is a wholly-owned subsidiary of HSBC Bank Plc, a registered bank holding company. The Adviser currently provides investment advisory services for individuals, trusts, estates and institutions. As of May 30, 2011, the Adviser managed $18.3 billion in the HSBC Investor Family of Funds.

The advisory fees paid by each Fund to the Adviser under the Current Advisory Contracts for the fiscal year ended October 31, 2010 were:

Fund	Advisory Fees Paid

Aggressive Strategy Fund	$5,709
Conservative Strategy Fund	$6,207
Balanced Strategy Fund	$16,545
Moderate Strategy Fund	$17,625

Had the New Advisory Contracts been in effect, the management fees paid by each Fund to the Adviser for the fiscal year ended October 31, 2010 would have been:

Fund	Advisory Fees	Percent Change

Aggressive Strategy Fund	$28,578	400%
Conservative Strategy Fund	$31,073	400%
Balanced Strategy Fund	$82,808	400%
Moderate Strategy Fund	$88,180	400%

The Adviser also serves as the Trust’s administrator (“Administrator”), and in that role oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trust’s operations. The aggregate fees paid by the Aggressive Strategy Fund, Conservative Strategy Fund, Balanced Strategy Fund, and Moderate Strategy Fund to the Adviser for administrative services for the fiscal year ended October 31, 2010 were $2,322, $6,681, $7,152, and $2,524, respectively. The Adviser will continue to provide services to the Funds as the Trust’s Administrator after the approval of the New Advisory Contracts.

There were no commissions paid to affiliated brokers during the fiscal year ended October 31, 2010.

Shareholder Approval

The New Advisory Contracts must be approved by an affirmative vote of a majority of the outstanding shares of a Fund. The term “a majority of the outstanding shares,” as used in this Proxy Statement, has the same meaning as the term “a majority of outstanding voting securities” as set out in the 1940 Act, which is defined as the affirmative vote of the lesser of: (a) 67% or more of the voting securities of a Fund present at the Special Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of a Fund’s outstanding voting securities (“1940 Act Majority”). All classes of a Fund will vote together on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NEW ADVISORY CONTRACTS.

GENERAL INFORMATION ABOUT THE FUNDS

Service Providers

Set forth below is a description of the service providers of the Trust.

Distributor

Foreside Distribution Services, LP (“Foreside”) serves as the distributor of each Fund’s shares. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101. Foreside is a wholly-owned indirect subsidiary of Foreside Financial Group, LLC.

Administrator

The Adviser serves as the Funds’ administrator, and in that role oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trust’s operations.

Sub-Administrator

Citi Fund Services Ohio, Inc. (“Citi”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds’ sub-administrator. Management and administrative services of the Adviser and Citi include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend dispersing services.

Custodian

Northern Trust Company, whose address is 801 S Canal Street, Chicago, Illinois, 60607, acts as the custodian of the Funds’ assets.

Transfer Agency

Citi acts as transfer agent for shares of the Funds.

Independent Auditors

The firm of KPMG LLP (“KPMG”) has been selected as independent auditors of the Trust for the current fiscal year ending October 31, 2011. KPMG, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent auditors with respect to the Trust. Representatives of KPMG are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

OTHER INFORMATION

Other Business

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office by a reasonable time before the commencement of the solicitation of proxies for such meeting. This will ensure that such proposal is considered for inclusion in the proxy statement relating to the meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Voting Information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting or any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about August 18, 2011. Only shareholders of record as of the close of business on the Record Date, August 2, 2011, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. If the enclosed form of Proxy Card is cast over the telephone as indicated on the Proxy Card or properly executed and returned in time to be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Also, you may vote in person at the Special Meeting. A proxy may be revoked at any time before or at the Special Meeting or any adjournment(s) or postponement(s) thereof by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting or any adjournment(s) or postponement(s) thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the New Advisory Contracts.

If you have questions, please call 1-866-296-8019 between 9:00 a.m. and 5:00 p.m. Monday through Friday (Eastern Time).

Quorum and Voting Requirement

A majority of the shares of each of the Funds outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to approve the New Advisory Contracts. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal requires the affirmative vote of a 1940 Act Majority. Shareholder approval of the proposal with respect to one Fund is not contingent upon, and will not affect, shareholder approval of the proposal with respect to the other Funds.

Adjournments

If a quorum is not present in person or by proxy for one or more of the Funds at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal for one or more of the Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the proposal. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of each Fund present in person or by proxy and entitled to vote at the Special Meeting.

In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after considering the best interests of all shareholders of each of the Funds.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting or any adjournment(s) or postponement(s) thereof, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions and broker “non-votes” will have the effect of a vote against the proposal.

Expenses

The costs of the Special Meeting, estimated to be approximately $36,059, will be borne by the Adviser. Any costs related to any adjournment(s) or postponement(s) thereof will also be paid by the Adviser. Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Adviser. The Adviser has retained a proxy solicitor, the Altman Group, to assist in the solicitation of proxies. The anticipated cost of such solicitation is approximately $10,429.

Share Information

For each class of each Fund’s shares entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof, the number of shares outstanding as of the Record Date is as follows:

FUND AND CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER SHARE

Aggressive Strategy Fund Class A	772,493.31
Aggressive Strategy Fund Class B	597,113.40
Aggressive Strategy Fund Class C	155,208.48
Balanced Strategy Fund Class A	2,318,430.72
Balanced Strategy Fund Class B	1,594,388.12
Balanced Strategy Fund Class C	498,699.04
Conservative Strategy Fund Class A	807,366.77
Conservative Strategy Fund Class B	837,142.54
Conservative Strategy Fund Class C	200,160.99
Moderate Strategy Fund Class A	1,995,571.98
Moderate Strategy Fund Class B	1,847,672.27
Moderate Strategy Fund Class C	353,481.99

Fund Shares Owned by Certain Beneficial Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit C. As of the Record Date, the Trustees and officers of the Trust as a group beneficially owned, individually and collectively as a group, less than 1% of the outstanding shares of each class of each Fund, respectively.

APPENDIX A

INVESTMENT ADVISORY CONTRACT SUPPLEMENT

HSBC Investor Funds
3435 Stelzer Road
Columbus, Ohio 43219

________, 2011

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
17th Floor
New York, NY 10018

Dear Sirs:

Re: Aggressive Strategy Fund

          This will confirm the agreement between the undersigned (the “Trust”) and HSBC Global Asset Management (USA) Inc. (the “Adviser”) as follows:

          1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Aggressive Strategy Fund (the “Fund”) is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered into an Investment Advisory Contract dated December 31, 1999 and amended and restated on March 1, 2001 (“Advisory Contract”) pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

          3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

          4. The term “Covered Fund” as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.25% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

          6. This Supplement and the Advisory Contract (together, the “Contract”) shall become effective with respect to the Fund effective as of ________, 2011 for the Fund and shall continue in effect with respect to the Fund, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

          If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

By
Name:
Title:

ACCEPTED:

HSBC GLOBAL ASSET MANAGEMENT (USA) INC.

By
Name:
Title:

INVESTMENT ADVISORY CONTRACT SUPPLEMENT

HSBC Investor Funds
3435 Stelzer Road
Columbus, Ohio 43219

________, 2011

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
17th Floor
New York, NY 10018

Dear Sirs:

Re: Balanced Strategy Fund

          This will confirm the agreement between the undersigned (the “Trust”) and HSBC Global Asset Management (USA) Inc. (the “Adviser”) as follows:

          1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Balanced Strategy Fund (the “Fund”) is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered into an Investment Advisory Contract dated December 31, 1999 and amended and restated on March 1, 2001 (“Advisory Contract”) pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

          3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

          4. The term “Covered Fund” as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.25% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

          6. This Supplement and the Advisory Contract (together, the “Contract”) shall become effective with respect to the Fund effective as of ________, 2011 for the Fund and shall continue in effect with respect to the Fund, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

          If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

HSBC INVESTOR FUNDS

By
Name:
Title:

ACCEPTED:

HSBC GLOBAL ASSET MANAGEMENT (USA) INC.

By
Name:
Title:

INVESTMENT ADVISORY CONTRACT SUPPLEMENT

HSBC Investor Funds
3435 Stelzer Road
Columbus, Ohio 43219

________, 2011

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
17th Floor
New York, NY 10018

Dear Sirs:

Re: Moderate Strategy Fund

          This will confirm the agreement between the undersigned (the “Trust”) and HSBC Global Asset Management (USA) Inc. (the “Adviser”) as follows:

          1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Moderate Strategy Fund (the “Fund”) is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered into an Investment Advisory Contract dated December 31, 1999 and amended and restated on March 1, 2001 (“Advisory Contract”) pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

          3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

          4. The term “Covered Fund” as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.25% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

          6. This Supplement and the Advisory Contract (together, the “Contract”) shall become effective with respect to the Fund effective as of ________, 2011 for the Fund and shall continue in effect with respect to the Fund, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

          If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

By
Name:
Title:

ACCEPTED:

HSBC GLOBAL ASSET MANAGEMENT (USA) INC.

By
Name:
Title:

INVESTMENT ADVISORY CONTRACT SUPPLEMENT

HSBC Investor Funds
3435 Stelzer Road
Columbus, Ohio 43219

________, 2011

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
17th Floor
New York, NY 10018

Dear Sirs:

Re: Conservative Strategy Fund

          This will confirm the agreement between the undersigned (the “Trust”) and HSBC Global Asset Management (USA) Inc. (the “Adviser”) as follows:

          1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Conservative Strategy Fund (the “Fund”) is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered into an Investment Advisory Contract dated December 31, 1999 and amended and restated on March 1, 2001 (“Advisory Contract”) pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

          3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

          4. The term “Covered Fund” as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.25% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

          6. This Supplement and the Advisory Contract (together, the “Contract”) shall become effective with respect to the Fund effective as of ________, 2011 for the Fund and shall continue in effect with respect to the Fund, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

          If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

By
Name:
Title:

ACCEPTED:

HSBC GLOBAL ASSET MANAGEMENT (USA) INC.

By
Name:
Title:

APPENDIX B

ADDITIONAL INFORMATION ABOUT HSBC GLOBAL ASSET MANAGEMENT (USA) INC.

Executive Officers and Directors of HSBC Global Asset Management (USA) Inc.

Name and Address*	Principal Occupation

Deborah Hazell	Chief Executive Officer
Tiralebylu Bhat	Chief Operating Officer
Bruno Barino	Chief Financial Officer
Janet Squitieri	Chief Compliance Officer
James M. Curtis	Corporate Secretary
Sylvia Coutinho^	Chief Executive Officer, Asset Management Americas and a Trustee to the HSBC Investor Funds, HSBC Investor Portfolios and HSBC Advisor Funds Trust.
Richard A. Fabietti^	Senior Vice President, Head of Product Management and President of the HSBC Investor Funds, HSBC Investor Portfolios and HSBC Advisor Funds Trust.
Stephen Sivillo^	Vice President of Product Administration and Vice President of the HSBC Investor Funds, HSBC Investor Portfolios and HSBC Advisor Funds Trust.
William Wong	Director
Patrick M. Nolan	Director
John M. Flint	Director
Thomas W. Moore	Director
Andrew D. Ireland	Director

* The address for each executive officer and director listed is 452 Fifth Avenue, New York, NY 10018.
^Ms. Coutinho, Mr. Fabietti and Mr. Sivillo also serve as Trustee, President and Vice President, respectively, to the HSBC Investor Funds, HSBC Investor Portfolios and HSBC Advisor Funds Trust.

HSBC Global Asset Management (USA) Inc. (“AMUS”) is 100% directly owned by HSBC Bank USA National Association (“HSBC Bank USA”), a national bank organized and existing under the laws of the United States and member of the Federal Reserve. HSBC Bank USA, with which AMUS has entered into agreements, provides certain office space and certain administrative services such as payroll and benefits processing to AMUS. Certain employees and officers of AMUS are officers of HSBC Bank USA and report to HSBC Bank USA’s Fiduciary Committee. The Fiduciary Committee has the authority to review the performance and operations of AMUS as they affect investment performance of assets held in a fiduciary capacity by the bank.

AMUS is indirectly owned by HSBC Holdings Plc (HSBC Group). HSBC Holdings Plc is the ultimate parent and is a publicly owned corporation based in London, U.K. and trades on various stock exchanges around the world. AMUS is registered with the SEC as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended. (the “Advisers Act”).

AMUS is part of a large financial services firm. In connection with providing investment advisory services to its clients, AMUS may use the products and services of its affiliates or other related persons. In addition, HSBC Holdings Plc. is the ultimate owner of various investment advisers around the world. AMUS may have sub-advisory agreements with these affiliated investment advisers which may or may not be registered in the United States with the Securities and Exchange Commission.

B-1

APPENDIX C

Principal Shareholders of the Funds

Principal Holders of Securities. As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds’ shares.

Fund and Class	Name and Address	Percentage of Class Outstanding %	Type of Ownership

CONSERVATIVE STRATEGY FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	99.14%	Record

CONSERVATIVE STRATEGY FUND CLASS B	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	99.49%	Record

CONSERVATIVE STRATEGY FUND CLASS C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	92.28%	Record

CONSERVATIVE STRATEGY FUND CLASS C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	7.65%	Record

MODERATE STRATEGY FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	99.26%	Record

MODERATE STRATEGY FUND CLASS B	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	99.48%	Record

MODERATE STRATEGY FUND CLASS C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	98.84%	Record

BALANCED STRATEGY FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	99.37%	Record

BALANCED STRATEGY FUND CLASS B	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	98.95%	Record

AGGRESSIVE STRATEGY FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	98.05%	Record

AGGRESSIVE STRATEGY FUND CLASS B	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT 14TH FLOOR JERSEY CITY NJ 07399	99.02%	Record

C-1

PROXY CARD FOR [FUND] JOINT SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 30, 2011

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby revokes any previous proxy and appoints Jennifer E. English and F. Martin Fox, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Fund to be held on September 30, 2011, at the offices of Citi Fund Services Oho, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, at 10:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Date and Sign Below. Please sign exactly as name(s) appears hereon. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to one of the names shown on this proxy card. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title unless it is reflected in the form of registration.

Signature, Title or Authority

Signature, Title or Authority (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposal.

Simple methods to vote your proxy:

Phone: Dial toll-free 1-866-296-8019 to speak with a representative. Please have this proxy card available at the time of the call.

Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS MUST BE RECEIVED BY SEPTEMBER 29, 2011 TO BE COUNTED.

TAGID	SCANNER CODE	CUSIP

[FUND]

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement for this meeting is available at: www.altmangroup.com/docs/hsbc2011.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND JOINT PROXY STATEMENT.

PLEASE MARK VOTES AS IN THIS EXAMPLE:    ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

                                                         To approve a new investment advisory contract between HSBC Global Asset Management (USA) Inc. (the “Adviser”) and HSBC Investor Funds on behalf of the Fund for the purpose of increasing the management fee in recognition of the additional services provided to the Fund by the Adviser; and

		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business that may properly come before the Joint Special Meeting or any adjournment(s) or postponement(s) thereof.

MEETING ATTENDANCE:

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE JOINT SPECIAL MEETING. IF YOU PLAN TO ATTEND THE JOINT SPECIAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.

☐

NOTE ADDRESS CHANGE:

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1-866-296-8019
FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

PLEASE SIGN AND DATE ON REVERSE SIDE.

TAGID	SCANNER CODE	CUSIP